SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 --------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  March 14, 1997
                                                  ------------------------------

                          CAPITAL GROWTH HOLDINGS, LTD.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           Colorado                    33-21443                  87-1077246
--------------------------------------------------------------------------------
(State or Other Jurisdiction       (Commission File            (IRS Employer
       of Incorporation)                Number)              Identification No.)


660 Steamboat Road, Greenwich, Connecticut                          06830
------------------------------------------                          -----
 (Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code  (203) 861-7750
                                                    --------------

--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 7.             Financial Statements, Pro Forma Financial Information and
                    Exhibits.

             (a)    Financial Statements of Business Acquired.

                    Financial statements of International Capital Growth, Ltd., a Delaware corporation ("ICG"), including the following, are included as a part of this Form 8-K/A as Attachment 7(a) and are incorporated herein by this reference:

                    o   Report of Independent Auditors
                    o   Statement of Financial Condition at December 31, 1996
                    o Statement of Operations for the period February 1, 1996 (inception) to December 31, 1996
                    o Statement of Changes in Stockholders' Equity for the period February 1, 1996 (inception) to December 31, 1996
                    o Statement of Cash Flows for the period February 1, 1996 (inception) to December 31, 1996
                    o   Notes to Financial Statements

             (b)    Pro Forma Financial Information.

                    Unaudited pro forma financial statements of the Registrant giving effect to the acquisition of ICG, including the following are included as a part of this Form 8-K/A as Attachment 7(b) and are incorporated herein by this reference:

                    o   Pro Forma Condensed Financial Information
                    o   Pro Forma Condensed Balance Sheet
                    o   Pro Forma Condensed Statement of Operations
                    o   Notes to Pro Forma Condensed Financial Information

             (c)    Exhibits.

                     2.1    Agreement Concerning the Exchange of Securities of
                            International Capital Growth, Ltd. for Securities of
                            Capital Growth Holdings, Ltd. dated January 7, 1997
                            without schedules or exhibits thereto*
                     3(i).1 Restated Articles of Incorporation of Galt Financial
                            Corporation*
                     3(i).2 Certificate of Designation of 5% Cumulative
                            Convertible Series A Preferred Stock*
                     3(i).3 Certificate of Designation of 5% Cumulative
                            Convertible Series B Preferred Stock*
                     10     Capital Growth Holdings, Ltd. 1997 Stock Option
                            Plan*
                     16     Letter, dated March 25, 1997, of Angell & Deering*
                     27     Financial Data Schedule

                  * Previously filed as an identically numbered exhibit to the Registrant's Current Report on Form 8-K dated March 14, 1997 as filed with the Securities and Exchange Commission on March 28, 1997.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          CAPITAL GROWTH HOLDINGS, LTD.


Dated as of:  May 28, 1997

                                          /s/ Ronald B. Koenig
                                          --------------------------------------
                                          Ronald B. Koenig
                                          President and Chief Executive Officer

                                                                 Attachment 7(a)


                       INTERNATIONAL CAPITAL GROWTH, LTD.
                          (a development stage company)



                              FINANCIAL STATEMENTS



                                DECEMBER 31, 1996

                         REPORT OF INDEPENDENT AUDITORS


The Board of Directors
International Capital Growth, Ltd.
Greenwich, Connecticut


        We have audited the accompanying statement of financial condition of International Capital Growth, Ltd. (a development stage company) as at December 31, 1996, and the related statements of operations, changes in stockholders' equity and cash flows for the period February 1, 1996 (inception) to December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

        We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        In our opinion, the financial statements enumerated above present fairly, in all material respects, the financial position of International Capital Growth, Ltd. at December 31, 1996, and the results of its operations and its cash flows for the period February 1, 1996 (inception) to December 31, 1996 in conformity with generally accepted accounting principles.


/s/ Richard A. Eisner & Company, LLP
------------------------------------
Richard A. Eisner & Company, LLP


New York, New York
February 22, 1997

                       INTERNATIONAL CAPITAL GROWTH, LTD.
                          (a development stage company)

                        STATEMENT OF FINANCIAL CONDITION

                                DECEMBER 31, 1996



                                   A S S E T S
                                   -----------

Cash ..............................................................  $3,060,255

Customer list .....................................................     120,000

Other assets ......................................................     306,579
                                                                     ----------


          T O T A L ...............................................  $3,486,834
                                                                     ==========


                      LIABILITIES AND STOCKHOLDERS' EQUITY
                      ------------------------------------

Liabilities:
   Accrued expenses and other liabilities .........................  $   51,000


Commitments (Note J)


Stockholders' equity:
   Common stock - $.001 par value; 25,000,000
     shares authorized; 13,415,000 shares
     issued and outstanding .........................   $    13,415
   Series A convertible preferred stock,
     stated at liquidation preference -
     ($.01 par value); 6,000,000 shares
     authorized; 4,365,000 shares issued and
     outstanding (Note D) ...........................       611,100
   Series B convertible preferred stock,
     stated at liquidation preference -
     ($.01 par value); 1,200,000 shares
     authorized, issued and outstanding
     (Note D) .......................................       252,000
   Additional paid-in capital .......................     3,333,535
                                                        -----------
                                                          4,210,050
   Deficit accumulated during development
     stage ..........................................      (718,616)
   Subscriptions receivable (Note C) ................       (55,600)
                                                        -----------

          Total stockholders' equity ..............................   3,435,834
                                                                     ----------


          T O T A L ...............................................  $3,486,834
                                                                     ==========



                 The accompanying notes to financial statements
                          are an integral part hereof.

                       INTERNATIONAL CAPITAL GROWTH, LTD.
                          (a development stage company)

                             STATEMENT OF OPERATIONS

                   FOR THE PERIOD FEBRUARY 1, 1996 (INCEPTION)
                              TO DECEMBER 31, 1996



Revenue:

   Interest .......................................................  $   22,033
                                                                     ----------


          Total revenue ...........................................      22,033
                                                                     ----------



Expenses:

   Employee compensation and benefits .............................     241,069

   Registrations and assessments ..................................      16,723

   Communications and equipment rental ............................      20,267

   Dues and subscriptions .........................................       3,068

   Insurance ......................................................      25,285

   Taxes ..........................................................      18,390

   Professional and consulting fees ...............................     224,063

   Office expense .................................................      53,879

   Travel and entertainment .......................................      84,651

   Rent ...........................................................      51,398

   Other operating expenses .......................................       1,856
                                                                     ----------


          Total expenses ..........................................     740,649
                                                                     ----------



NET (LOSS)  .......................................................  $ (718,616)
                                                                     ==========


                 The accompanying notes to financial statements
                          are an integral part hereof.

                       INTERNATIONAL CAPITAL GROWTH, LTD.
                          (a development stage company)

                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY

        FOR THE PERIOD FEBRUARY 1, 1996 (INCEPTION) TO DECEMBER 31, 1996

                                                            Series A        Series B     Additional
                                 Shares       Common      Convertible     Convertible      Paid-in       Accumulated
                              Outstanding      Stock       Preferred       Preferred       Capital         Deficit         Total
                              -----------    --------     -----------     -----------    ----------      -----------       -----
Balance - February 1,
   1996 ....................       - 0 -      $ - 0 -        $ - 0 -        $ - 0 -       $ - 0 -          $ - 0 -       $ - 0 -

Issuance of common stock,
   9,730,000 shares
   in March and 2,000,000
   shares in May 1996
   at $.015 per share ......  11,730,000       11,730                                        164,220                        175,950

Issuance of common stock
   in October 1996 at
   $2.00 per share .........   1,625,000        1,625                                      3,049,375                      3,051,000

Issuance of common stock
   in November 1996 in
   a noncash transaction
   for $2.00 per share
   equivalent ..............      60,000           60                                        119,940                        120,000

Issuance of convertible
   preferred Series A
   stock in March 1996
   at $.14 per share .......   4,365,000                      611,100                                                       611,100

Issuance of convertible
   preferred Series B
   stock in March 1996
   at $.21 per share .......   1,200,000                                     252,000                                        252,000

Subscription receivable ....                                  (55,600)                                                      (55,600)

Net (loss) .................                                                                                (718,616)      (718,616)
                                              -------        --------       --------      ----------       ----------    ----------


BALANCE - DECEMBER 31,
   1996 ....................                  $13,415        $555,500       $252,000      $3,333,535       $(718,616)    $3,435,834
                                              =======        ========       ========      ==========       =========     ==========


                 The accompanying notes to financial statements
                          are an integral part hereof.

                       INTERNATIONAL CAPITAL GROWTH, LTD.
                          (a development stage company)

                             STATEMENT OF CASH FLOWS

                   FOR THE PERIOD FEBRUARY 1, 1996 (INCEPTION)
                              TO DECEMBER 31, 1996


Cash flows from operating activities:
   Net (loss)  ....................................................  $ (718,616)
   Adjustment to reconcile net (loss) to net cash
     (used in) operating activities:
       Change in operating liabilities:
         Increase in accrued expenses and other
           liabilities ............................................      51,000
                                                                     ----------

           Net cash (used in) operating activities ................    (667,616)


Cash flows from investing activities:
   Increase in other assets .......................................    (306,579)


Cash flows from financing activities:
   Issuance of common and preferred shares of stock ...............   4,034,450
                                                                     ----------



NET INCREASE IN CASH ..............................................   3,060,255


Cash - February 1, 1996  ..........................................       - 0 -
                                                                     ----------



CASH - DECEMBER 31, 1996 ..........................................  $3,060,255
                                                                     ==========




Noncash transaction:
   Acquisition of customer list for common stock ..................  $  120,000
                                                                     ==========


                 The accompanying notes to financial statements
                          are an integral part hereof.

                       INTERNATIONAL CAPITAL GROWTH, LTD.
                          (a development stage company)

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1996


(NOTE A) - The Corporation:
---------------------------

         International Capital Growth, Ltd. (the "Company") was formed in February 1996 as a Delaware Corporation, with the purpose of operating as a registered broker/dealer. Through December 31, 1996, the Company has been in the development stage and has conducted no revenue producing activities.


(NOTE B) - Use of Estimates:
----------------------------

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.


(NOTE C) - Subscriptions Receivable:
------------------------------------

         Subscriptions receivable represent amounts to be collected by the Company from a Series A convertible preferred stockholder.


(NOTE D) - Preferred Stock:
---------------------------

         The preferred stock is convertible into common stock at a one to one ratio and carries the same voting rights. The preferred A and preferred B stock carry a .14 and .21 per share liquidation value, respectively. Beginning October 12, 1996, the preferred stock carries a cumulative dividend of 5% of the liquidation preference per annum. Unless earlier converted, each outstanding share of preferred stock shall be automatically converted into one share of common stock without any action by the holders thereof on October 21, 1997.


(NOTE E) - Warrants:
--------------------

         In October 1996 the Company raised $3,250,000 through the sale of units in a private placement. Each unit was sold for $25,000 and consisted of 12,500 shares of common stock and 12,500 redeemable warrants. As a result, the Company has 1,625,000 redeemable warrants issued and outstanding.

(continued)

                       INTERNATIONAL CAPITAL GROWTH, LTD.
                          (a development stage company)

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1996


(NOTE E) - Warrants:  (continued)
--------------------

         Each redeemable warrant entitles the registered holder to purchase one share of common stock at an initial exercise price of $4.00 per share (subject to adjustment for stock splits, combinations and reclassifications) at any time prior to redemption from October 3, 1996 and October 15, 1996 until October 3, 1999 and October 15, 1999, respectively.

         Additionally, the Company has agreed to issue 250,000 redeemable common stock purchase warrants in exchange for consulting services to be rendered on behalf of the Company. The consulting warrants vest at the rate of 125,000 per annum on a pro rata basis based upon the number of months that such consulting services are provided to the Company, commencing in November 1996. Each consulting warrant entitles the registered holder to purchase one share of common stock at an initial exercise price of $2.00 per share at any time prior to redemption from the date of issuance until 36 months thereafter.


(NOTE F) - Stock Option Plan:
-----------------------------

         The Company has elected to follow Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" (APB 25) and related interpretations in accounting for its employee stock options because, as discussed below, the alternative fair value accounting provided for under FASB Statement No. 123, "Accounting for Stock-Based Compensation," requires use of option valuation models that were not developed for use in valuing employee stock options. Under APB 25, because the exercise price of the Company's employee stock options equals the market price of the underlying stock on the date of grant, no compensation expense is recognized.

         The Company's 1996 Incentive Stock Option Plan has authorized the grant of options to management personnel for up to 1,500,000 shares of the Company's common stock. All options granted have 10 year terms and carry certain vesting requirements.

         Pro forma information regarding net income is required by Statement 123, and has been determined as if the Company had accounted for its employee stock options under the fair value method of that statement. The fair value for these options was estimated at the date of grant using a Black-Scholes option pricing model with the following weighted-average assumptions for 1996 interest rates of 6.2%, dividend yields of 0%, volatility factors of the expected market price of the Company's common stock of .1 and .35; and a weighted-average expected life of the option of 10 years.

(continued)

                       INTERNATIONAL CAPITAL GROWTH, LTD.
                          (a development stage company)

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1996


(NOTE F) - Stock Option Plan:  (continued)
-----------------------------

         The Black-Scholes option valuation model was developed for use in estimating the fair value of traded options which have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions including the expected stock price volatility. Because the Company's employee stock options have characteristics significantly different from those of traded options, and because changes in the subjective input assumptions can materially affect the fair value estimate, in management's opinion, the existing models do not necessarily provide a reliable single measure of the fair value of its employee stock option. The pro forma net loss for 1996 is $(1,332,416). A summary of the Company's stock option activity and related information for the period February 1, 1996 through December 31, 1996 is as follows:

                                                     Weighted-Average
                                           Options    Exercise Price
                                           -------   ----------------

         Outstanding - beginning of
            period ......................     -             -

         Granted ........................  660,000         $2
         Exercised ......................     -
         Forfeited ......................     -
         Outstanding - end of year ......  660,000          2

         Exercisable - end of year ......  660,000          2

         Weighted-average fair value
            of options granted during
            the year ....................                   2


(NOTE G) - Related Party Transactions:
--------------------------------------

         The Company is under common ownership with Capital Growth International ("CGI") and CGI is utilizing space at the Company's offices without the allocation of rent.

(continued)

                       INTERNATIONAL CAPITAL GROWTH, LTD.
                          (a development stage company)

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1996


(NOTE H) - Net Capital Requirements:
------------------------------------

         The Company is subject to the Securities and Exchange Commission Uniform Net Capital Rule (Rule 15c3-1), which requires the maintenance of minimum net capital and requires that the ratio of aggregate indebtedness to net capital, both as defined, shall not exceed 15 to 1. (8 to 1 for the first 12 months of operations). At December 31, 1996 the Company had net capital of $3,009,255 which was $2,959,255 in excess of its required net capital.


(NOTE I) - Exemption From Rule 15c3-3:
--------------------------------------

         The Company is exempt from the reserve requirement of the Securities and Exchange Commission's Rule 15c3-3 pursuant to Section
15c3-3(k)(2)(ii).


(NOTE J) - Commitments:
-----------------------

         The Company has issued a letter of credit in the amount of $100,000 to secure future rent payments and leasehold improvements at the Company's London office.


(NOTE K) - Taxes on Income:
---------------------------

         At December 31, 1996 the Corporation has a net operating loss carryover of approximately $700,000 available to apply against future taxable income. These carryovers expire in 2011 and result, for financial reporting purposes, in noncurrent benefits to the Corporation of approximately $287,000 at December 31, 1996, representing the effect of their potential use in reducing future taxable income. Because of the uncertainty of the realization of such benefits in future years, the Corporation has fully reserved against such benefits and has not recognized them at any dollar value in the accompanying financial statements.


(NOTE L) - Subsequent Events:
-----------------------------

         The Company is currently undertaking a Private Placement for the issuance of a minimum of 1,000,000 shares of common stock and a maximum of 2,000,000 shares at $2.25 per share. Such offering is scheduled to expire in March 1997.

                                                                 Attachment 7(b)


                          CAPITAL GROWTH HOLDINGS, LTD.
                      (formerly Galt Financial Corporation)

                    PRO FORMA CONDENSED FINANCIAL INFORMATION
                                   (Unaudited)


     On March 14, 1997 Capital Growth Holdings, Ltd. (formerly Galt Financial Corporation) (the "Company") acquired 100% of the outstanding capital stock of International Capital Growth, Ltd. (a development stage company) ("ICG"), a Delaware Corporation and member of the National Association of Securities Dealers, Inc. in a reverse acquisition consummated through a share exchange transaction (the "Share Exchange").

     The accompanying unaudited pro forma condensed balance sheet combines the balance sheets of the Company and ICG as at January 31, 1997 and December 31, 1996, respectively and reflects the (1) share exchange, (2) sale of common stock in a private placement completed on March 27, 1997 and (3) conversion of certain notes into common stock on March 13, 1997.

     The accompanying unaudited pro forma condensed statement of operations combines the historical operations of the Company for the year ended January 31, 1997 with the historical results of ICG for the period February 1, 1996 (inception) to December 31, 1996; assuming the share exchange occurred at the beginning of the periods presented.

     The pro forma condensed balance sheet and pro forma condensed statement of operations is not necessarily indicative of what the financial position and results of operations would have been had the transaction occurred earlier, nor do they purport to represent the future financial position or results of operations of the Company. The pro forma information should be read in conjunction with the notes thereto and the financial statements of the Company at January 31, 1997.

                          CAPITAL GROWTH HOLDINGS, LTD.
                      (formerly Galt Financial Corporation)

                        PRO FORMA CONDENSED BALANCE SHEET
                                   (Unaudited)

                                                    Historical
                                        -----------------------------
                                        The Company
                                             at             ICG at                            Pro forma
                                        January 31,       December 31,       Pro forma         Balance
               A S S E T S                  1997             1996           Adjustments         Sheet
               -----------              -----------       -----------       -----------       ----------
Cash ................................   $     2,490       $3,060,255        $ 1,069,172(3)    $4,131,917

Customer lists ......................                        120,000                             120,000

Other assets ........................                        306,579                             306,579
                                        -----------       ----------        -----------       ----------
          T O T A L .................   $     2,490       $3,486,834        $ 1,069,172       $4,558,496
                                        -----------       ----------        -----------       ----------


LIABILITIES AND STOCKHOLDERS'
EQUITY (DEFICIT)
-----------------------------

Accrued expenses ....................                     $   51,000                          $   51,000

Accrued interest ....................   $     4,343                         $   (4,343)(1)         - 0 -

Notes payable .......................        42,000                            (42,000)(1)         - 0 -
                                        -----------       ----------        -----------       ----------

Total liabilities ...................        46,343           51,000            (46,343)          51,000
                                        -----------       ----------        -----------       ----------

Stockholders' equity (deficit):
   Series A convertible
     preferred (at liquidation
     value) .........................                        611,100          (611,100)(2)         - 0 -
   Series B convertible
     preferred (at liquidation
     value) .........................                        252,000          (252,000)(2)         - 0 -
   Newly-designated:
     5% Series A convertible
       preferred (4,001,334
       shares, par $.001, at
         liquidation value) .........                                           560,187(2)       560,187
     5% Series B convertible
       preferred (1,080,000
       shares, par $.001,
         at liquidation value) ......                                           226,800(2)       226,800
   Common stock (3,398,496
     shares at no par) ..............            30           13,415              6,539(1)
                                                                              3,323,896(2)
                                                                              1,069,172(3)     4,413,052
   Class B common stock
     (11,349,666 shares at
     no par) ........................                                           334,803(2)       334,803
   Additional paid-in capital .......       249,051        3,333,535        (3,582,586)(2)         - 0 -
   Accumulated deficit ..............      (292,934)        (718,616)            39,804(1)      (971,746)
   Subscription receivable ..........       (55,600)         (55,600)
                                        -----------       ----------        -----------       ----------
          Total stockholders'
            equity (deficit) ........       (43,853)       3,435,834          1,115,515        4,507,496
                                        -----------       ----------        -----------       ----------
          T O T A L .................   $     2,490       $3,486,834        $ 1,069,172       $4,558,496
                                        ===========       ==========        ===========       ==========

                          CAPITAL GROWTH HOLDINGS, LTD.
                      (formerly Galt Financial Corporation)

                   PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                                   (Unaudited)



                                     Historical
                               ---------------------------
                                               ICG for
                                              the Period
                               The Company    February 1,
                               for the Year      1996
                                  Ended     (Inception) to
                                January 31,   December 31,   Pro forma    Pro forma
                                   1997          1996       Adjustments   Operations
                               ------------ --------------  -----------   -----------
Expenses:
   General and administration .. $ 22,298      $740,649                   $   762,947

   Interest ....................    3,430                                       3,430
                                 --------      ---------                  -----------

          Total expenses .......   25,728       740,649                       766,377

Interest income ................                 22,033                        22,033
                                 --------      ---------                  -----------

NET LOSS ....................... $(25,728)     $(718,616)                 $  (744,344)
                                 ========      =========                  ===========

PRO FORMA LOSS PER SHARE .......                                          $     (0.05)
                                                                          ===========

PRO FORMA WEIGHTED AVERAGE
   SHARES OUTSTANDING ..........                                           14,195,760
                                                                          ===========

                          CAPITAL GROWTH HOLDINGS, LTD.
                      (formerly Galt Financial Corporation)

               NOTES TO PRO FORMA CONDENSED FINANCIAL INFORMATION
                                   (Unaudited)


1. Reflects the conversion of $46,343 of notes payable and accrued interest thereon into 2,906 shares (valued at $2.25 per share) of common stock resulting in a gain of $39,804.

2. Reflects the exchange of 18,980,000 shares of the Company in exchange for all the outstanding shares of ICG.


          Common stock ..................................    2,549,000

          Class B common stock ..........................   11,349,666

          5% cumulative convertible
             preferred stock:
               - Series A ...............................    4,001,334
               - Series B ...............................    1,080,000
                                                            ----------
                    T o t a l ...........................   18,980,000
                                                            ==========


3. Reflects the issuance of 549,496 shares of common stock at $2.25 per share, yielding net proceeds of $1,069,172.

                                  Exhibit Index
                                  -------------

   Exhibit No.                     Description
   -----------                     -----------
      2.1              Agreement Concerning the Exchange of
                       Securities of International Capital Growth, Ltd. for Securities of Capital Growth Holdings, Ltd. dated January 7, 1997 without schedules or exhibits thereto*

      3(i).1           Restated Articles of Incorporation of Galt
                       Financial Corporation*

      3(i).2 Certificate of Designation of 5% Cumulative Convertible Series A Preferred Stock*

      3(i).3 Certificate of Designation of 5% Cumulative Convertible Series B Preferred Stock*

      10               Capital Growth Holdings, Ltd. 1997 Stock
                       Option Plan*

      16               Letter, dated March 25, 1997, of Angell &
                       Deering*

      27               Financial Data Schedule

------------------
* Previously filed as an identically numbered exhibit to the Registrant's Current Report on Form 8-K dated March 14, 1997 as filed with the Securities and Exchange Commission on March 28, 1997.